UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2009

PARAMOUNT GOLD AND SILVER CORP.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33630 (Commission File Number)	20-3690109 (IRS Employer Identification No.)

346 Waverly Street, Suite 100
Ottawa, ON Canada
K2P 0W5

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (613) 226-9881

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act.

☑

Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐

re-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.

Entry into a Material Definitive Agreement.

As reported in Paramount Gold and Silver Corp.’s (the “Company”) current report on Form 8-K filed July 22, 2009, on July 20, 2009, the Company entered into a binding letter agreement (the “Letter Agreement”) with Klondex Mines Ltd., a British Columbia, Canada corporation (“Klondex”), with respect to a proposed plan of arrangement under the Business Corporations Act (British Columbia) between the two companies (the “Plan of Arrangement”).   The Plan of Arrangement is subject to, among other things, court, stockholder/shareholder and regulatory approvals.

In connection with the Plan of Arrangement, on August 5, 2009 the Company entered into support agreements with two of its stockholders, FCMI Financial Corporation (“FCMI”) and Garibaldi Resources Corp. (“Garibaldi”) (the “Support Agreements”). Pursuant to the Support Agreements, each of FCMI and Garibaldi agree, among other things and subject to certain exceptions, to vote all of its common stock of the Company: (a) in favor of all actions in support of the Letter Agreement or any definitive agreement entered into by Paramount and Klondex with respect to the Plan of Arrangement (a “Definitive Agreement”), as the case may be, and any actions required in furtherance of the actions contemplated thereby; and (b) generally against any action or agreement that would result in a breach of any representation, warranty, covenant or other obligation of the Company under the Letter Agreement or Definitive Agreement, as the case may be, if such breach requires stockholder approval.  Further, the Support Agreements contain certain restrictions on transfer of the securities held by FCMI and Garibaldi as set forth therein. The Support Agreements are terminable upon any termination of the Definitive Agreement in accordance with their terms, or the termination of the Letter Agreement in accordance with their terms if the parties do not enter into a Definitive Agreement, and upon certain other circumstances set forth therein.

The preceding description of the terms of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the Support Agreements themselves, copies of which have been filed herewith as Exhibits 10.1 and 10.2 and which are incorporated herein by reference.

On August 6, 2009, the Company issued a press release reporting entry into the Support Agreements. The press release is furnished as Exhibit 99.1 hereto.

Additional Information About the Plan of Arrangement and Where to Find It

In connection with the Plan of Arrangement, the Company expects to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement, which will be sent to the stockholders of the Company seeking their approval of the Plan of Arrangement, including the approval of the issuance of the securities of the Company pursuant thereto. In addition, the Company may file other relevant documents concerning the Plan of Arrangement with the SEC. Securityholders are urged to read the proxy statement and other relevant documents when they become available because they will contain important information about the Plan of Arrangement.

Securityholders of the Company may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Securityholders of the Company may also obtain free copies of these documents by directing a request by telephone or mail to Paramount Gold and Silver Corp., 346 Waverley Street, Suite 100, Ottawa, Ontario Canada K2P OW5 (telephone: (613) 226-9881) or by accessing these documents at the Company's website: www.paramountgold.com under "Investors". The information on the Company's website is not, and shall not be deemed to be, a part of this filing.

The Company and its directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Plan of Arrangement. Information about the directors and executive officers of the Company is set forth in the proxy statement for its 2009 annual meeting of stockholders filed with the SEC on January 8, 2009 and in its Form 8-K filed with the SEC on March 23, 2009. Information regarding the interests of these participants and other persons who may be deemed participants in the Plan of Arrangement may be obtained by reading the proxy statement regarding the Plan of Arrangement when it becomes available.

Safe Harbor Statement; Forward Looking Statements

Statements in this filing and the attached press release regarding the Plan of Arrangement, the approvals for the Plan of Arrangement, the expected timetable for completing the Plan of Arrangement, benefits and synergies of the Plan of Arrangement, future opportunities for the combined company, expectations regarding the value and benefits of the Plan of Arrangement and any other statements about the Company or Klondex managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to: the ability of the parties to consummate the Plan of Arrangement and satisfy the conditions thereunder; the ability to obtain, and the timing of, the necessary exchange, regulatory and shareholder or stockholder approvals for the Plan of Arrangement; the impact of any actions taken by any  party to complicate, delay or prevent the Plan of Arrangement; the ability to realize the anticipated synergies and benefits from the Plan of Arrangement and the combined company; and the other factors described in the Company’s SEC filings, including its Annual Report and Annual Information Form on Form 10-K for the year ended June 30, 2008 and its most recent quarterly reports filed with the SEC available at www.sec.gov and applicable Canadian securities regulators available at www.sedar.com and Kondex’s filings with the applicable Canadian securities regulators available at www.sedar.com. Except as required by applicable law, the Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this filing.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

10.1

Support Agreement between Paramount Gold and Silver Corp. and

FCMI Financial Corporation

10.2

Support Agreement between Paramount Gold and Silver Corp. and

Garibaldi Resources Corp.

99.1

Press Release dated August 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GOLD AND SILVER CORP.

Date: August 6, 2009
	By:	/s/ Christopher Crupi
Christopher Crupi
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

10.1

Support Agreement between Paramount Gold and Silver Corp. and

FCMI Financial Corporation

10.2

Support Agreement between Paramount Gold and Silver Corp. and

Garibaldi Resources Corp.

99.1

Press Release dated August 6, 2009